Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO

The following information supersedes certain information in the Portfolio's Prospectus and Statement of Additional Information, dated May 1, 2007.

The portfolio has formed a wholly-owned subsidiary through which it makes investments for the purpose of gaining exposure to commodity markets. Credit Suisse manages the assets of the subsidiary but receives no additional compensation for doing so. The following information further explains how current disclosure is affected by the use of the subsidiary.

The investment strategy disclosure under the heading "Key Points: Goal and Principal Strategies" is revised by replacing the third bullet-point in its entirety as follows:

•  Gains exposure to commodities markets by investing in structured notes whose principal and/or coupon payments are linked to the Dow-Jones AIG Commodity Index Total Return ("DJ-AIG Index"), swap agreements on the DJ-AIG Index and, through investments in the Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the Portfolio formed in the Cayman Islands, futures contracts on individual commodities or a subset of commodities and options on them.

The following disclosure is inserted after the second paragraph under the heading "Goal and Strategies - Principal Strategies":

The portfolio may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by Credit Suisse, and has the same investment objective as the portfolio. The Subsidiary (unlike the portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the portfolio.

Under the "Principal Risk Factors" section on page 4 and "Risk Factors" on page 16, "Subsidiary Risk" is added as a principal risk of investing in the Portfolio.

In the section entitled "Types of Investment Risk — Leveraging Risk," the following is inserted after the fourth sentence:

The Subsidiary will comply with these asset segregation or "earmarking" requirements to the same extent as the portfolio.

The "A Word About Risk — Tax Risk" section is supplemented with the following:

In addition, the IRS has also issued another private letter ruling to the portfolio in which the IRS specifically concluded that income derived from the portfolio's investment in its Subsidiary will also constitute qualifying income to the portfolio.

Based on such rulings, the portfolio will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in the Subsidiary, commodity-related swaps and commodity futures. The use of commodity notes, swaps and futures and investments in the Subsidiary involve specific risks. See "Principal Portfolio Investments" for further information regarding commodity notes, swaps and futures, including the risks associated with these instruments, as well as for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.

Immediately following the "Tax Risk" disclosure in the "Principal Risk Factors" section, the following risk disclosure is added:

Subsidiary Risk

By investing in the Subsidiary, the portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and are subject to the same risks that apply to similar investments if held directly by the portfolio. These risks are described elsewhere in the Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information and could adversely affect the portfolio.

The following is inserted at the end of the first bullet point in the section entitled "The Management Firm"

Credit Suisse also serves as the investment manager for the Subsidiary.

The following is inserted, as a separate paragraph, at the end of the section entitled "The Management Firm":

As discussed in the "Goal and Strategies - Principal Strategies" section, the portfolio intends to pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the portfolio pays Credit Suisse and its affiliates based on the portfolio's assets, including the assets in the Subsidiary.

The following disclosure is inserted after the first paragraph of the section entitled "Taxes":

The IRS has also issued a private letter ruling to the portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the portfolio in which the IRS specifically concluded that income derived from the portfolio's investment in the Subsidiary will also constitute qualifying income to the portfolio, even if the Subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Based on such rulings, the portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them.

The following disclosure is inserted at the end of the section entitled "Principal Portfolio Investments":

The portfolio also intends to gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the portfolio may enter into these commodity-linked derivative instruments directly, the portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that Credit Suisse believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the portfolio's investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives position.

The derivative instruments in which the portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The portfolio's or the Subsidiary's investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the portfolio's portfolio may deviate from the returns of any particular commodity index. The portfolio or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the portfolio has greater or lesser exposure to that index than the value of the portfolio's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the portfolio will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the portfolio's net assets. The portion of the portfolio's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus.

The following is inserted, as a separate paragraph, under "Illiquid Securities" in the Investment Practice table under "Certain Investment Techniques":

The portfolio's Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. Furthermore, in applying the illiquid securities restriction to the portfolio, the portfolio's investment in the Subsidiary is considered to be liquid.

In the section entitled "Securities of Other Investment Companies," the following is inserted at the end of the second sentence:

The limitation in the foregoing sentence shall not apply to the portfolio's investment in the Subsidiary.

Dated: July 12, 2007	TRCRS-PRO-16-0707 2007-011